SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2002

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 Science Center Drive,
                              San Diego, California
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)



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Item 5. Other Events

     Attached hereto is a press release issued by the registrant on July 9, 2002.



Item 7. Exhibits

Exhibit Number          Description
---------------         -----------


     99.1               Press Release of the Company dated July 9, 2002





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                           LIGAND PHARMACEUTICALS INCORPORATED



Date :  July 10, 2002      By:      /S/WARNER BROADDUS
                           Name:    Warner Broaddus
                           Title:   Vice President, General Counsel & Secretary